EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Savvy Business Support, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Virginia K. Sourlis, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

1.  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 23, 2010	By: /s/ VIRGINIA K. SOURLIS
Name: Virginia K. Sourlis Title: President and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)